Exhibit 10.14

INTERCREDITOR AGREEMENT

        THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made as of May 9th, 2006, by and among Commonwealth Associates, L.P., in its capacity as collateral agent (the “Collateral Agent”), acting for and on behalf of the holders of those certain Secured Convertible Promissory Notes (collectively, the “Notes”) issued under that (a) that certain Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”) (each holder of a Note and including, without limitation, the Collateral Agent, a “Lender” and, collectively, the “Lenders”), and MSO Holdings, Inc., a Delaware corporation (the “Borrower”).

RECITALS

        Pursuant to the Note Purchase Agreement, the Borrower has executed and delivered the Notes to the Lenders in the principal amounts shown on Exhibit A attached hereto, as it may be amended from time to time to reflect the issuance of Notes in the “First Closing”, “Second Closing” and each “Interim Closing” contemplated by the Purchase Agreement.

        As of the date hereof, the Borrower has executed and delivered that certain Security Agreement (the “Security Agreement”) in favor of the Lenders, to secure the prompt and full payment and performance of the Borrower’s obligations under the Notes.

        The parties have entered into this Agreement in order to establish the relative rights, remedies and priorities as among the Lenders with respect to the collateral covered by the Security Agreement for the benefit of all of the Lenders and to grant certain authority to the Collateral Agent to act on behalf of the Lenders.

        NOW, THEREFORE, in consideration of the Purchase Agreements, the Notes and the covenants and conditions set forth below, the Collateral Agent, the Lenders and the Borrower agree as follows:

ARTICLE 1

DEFINITIONS

        For purposes of this Agreement and except as otherwise defined, capitalized terms used herein shall have the following meanings:

        “Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in Chicago, Illinois are open for the transaction of a substantial part of their commercial banking business.

        “Collateral” means all property and rights to property upon or in which a lien or security interest has been or will be granted to the Collateral Agent, for the benefit of the Lenders, under the Security Agreement or to any other, similar instrument or document now or later delivered or to be delivered to the Collateral Agent.

        “Collection Damages” means all liabilities, damages, costs, claims, expenses and losses incurred by or on behalf of the Lenders arising out of or incidental to (a) collection of the Obligations, (b) protection, maintenance and liquidation of the Collateral, and/or (c) enforcement by Lenders of the Notes or the Security Agreement.

        “Default” means any event which with the giving of notice or the lapse of time, or both, might become an Event of Default.

        “Event of Default” means the occurrence of any event of default under the Notes or the Security Agreement, subject to the expiration of any applicable cure period.

        “Lien” means any mortgage, pledge, assignment, lien, encumbrance or security interest of any kind.

        “Note Documents” means the Purchase Agreements, the Notes, the Security Agreement, and this Agreement, together with all amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements or supplements to any of the foregoing.

        “Note Debt” means, collectively, the principal amount outstanding and owing under the Notes, plus all interest accrued and unpaid under the Notes, plus all other amounts which may be owing from the Borrower to the Lenders under the Notes from time to time.

        “Obligations” means the Note Debt, all amounts now or later owing under the Security Agreement and/or the other Note Documents, and any Collection Damages, together with all extensions, amendments, renewals or replacements of or to the foregoing.

        “Other Obligations” means all indebtedness, liabilities, debts, obligations of the Borrower to Persons other than the Lenders.

        “Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, business unit, unincorporated organization, or other organization, whether or not a legal entity, or any governmental authority.

        “Pro Rata Share” means, as to each Lender, the fraction determined by dividing the outstanding principal of, and accrued interest on, the Notes of such Lender by the aggregate outstanding principal of, and accrued but unpaid interest on, all of the Notes, in each case as of the time determined.

ARTICLE 2

COLLATERAL

        2.1.    Interest in Collateral. The Collateral shall be held by the Collateral Agent for the benefit of all of the Lenders to secure the Obligations. Each Lender shall have an undivided interest in the Collateral, with the distribution of the proceeds thereof to be as described in Section 2.2 hereof.

        2.2.    Distribution of Proceeds of Collateral. All proceeds of any realization on the Collateral received by any Lender shall be delivered to the Collateral Agent. Without limiting the foregoing, after the occurrence of any Default or Event of Default, if any Lender shall obtain payment of any Obligations from the Collateral or from the Borrower by direct or indirect payment, including, without limitation, any payment under any guaranty, lien, counterclaim, or right of set-off, that Lender shall immediately deliver the same to the Collateral Agent for distribution in accordance with this Section. All proceeds of any realization on the Collateral received by the Collateral Agent subsequent to and during the continuance of any Event of Default shall be allocated and distributed by the Collateral Agent as follows:

            2.2.1     First, to the payment of all costs and expenses, including, without limitation, all attorneys fees, of the Collateral Agent in connection with the enforcement of the Note Documents and otherwise administering this Agreement;

            2.2.2     Second, to each Lender, and among them in accordance with their respective Pro Rata Shares, up, and to be applied, to the Obligations owing to each Lender;

            2.2.3     Third, to the payment of any costs, expenses (including without limitation all attorneys fees), or any other indebtedness or liabilities owing to the Lenders under the Note Documents and not described above, on a pro rata basis in accordance with the Obligations consisting of such amounts, to be applied, for purposes of this Agreement, to the payment of such liabilities; and

            2.2.4     Fourth, to the Borrower or to such other Person as may be legally entitled to such proceeds.

        2.3.    Rescission or Repayment. The Lenders agree among themselves that if any payment described in this Article 2 shall be rescinded or must otherwise be repaid, each Lender which shall have shared the benefit of such payment shall, by repurchase of Obligations theretofore sold or by distributions to other Lenders, or otherwise, return its share of that benefit to each Lender whose payment shall have been rescinded or otherwise restored so that the allocation of payments is in accordance with Section 2.2 hereof. The Borrower agrees that any Lender so purchasing such Obligations may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, bankers lien or counterclaim, with respect to such purchased Obligations as fully as if such Lender were the original holder of such Obligations in the amount of such purchase and that the rights of payment, including setoff, bankers lien or counterclaim, under its original Obligations, of any Lender making distributions to other Lenders hereunder shall not be affected by the making of such distributions.

        2.4.    Termination of Security Interest and this Agreement. In the event of conversion of the Notes to capital stock of the Borrower as provided in the Notes or payment in full thereof, this Agreement shall terminate. In the event any holder of Notes shall exercise all or any portion of the optional conversion rights in such holder’s Note, any rights of such holder in the Collateral and under this Agreement and the Security Agreement shall thereupon terminate.

ARTICLE 3

DEFAULT

        3.1.    Enforcement of Rights. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall exercise and enforce all rights and remedies available to the Collateral Agent or the Lenders under this Agreement, any of the Note Documents (including particularly, without limitation, the Security Agreement) or applicable law. The Collateral Agent shall have the exclusive right to foreclose or enforce any remedies against any of the Collateral.

        3.2.    Rights in Insolvency Proceedings. In the event of any insolvency or bankruptcy proceeding involving the Borrower or the Collateral, the Collateral Agent will have the exclusive right to vote and exercise the rights and interest of the Lenders therein.

        3.3.    No Amendment. At any time when any Default or Event of Default shall have occurred and be continuing, the Borrower will not, directly or indirectly, pay or permit to be paid to any Lender, and the Lenders will not accept, any remuneration, whether by way of supplemental or additional interest, fees or otherwise, as consideration for or as inducement to the entering into of any amendment, supplement, waiver or consent with respect to any Note Document unless such remuneration is concurrently therewith paid, on the same terms, ratably to all Lenders (based upon, in the case of any Lender, the outstanding principal amount under such Lender’s Note as it relates to the total outstanding principal amount under the Note Purchase Agreement).

ARTICLE 4

COLLATERAL AGENT

        4.1.    Appointment and Authorization. Each of the Lenders hereby appoints Commonwealth Associates, L.P. as Collateral Agent, subject to removal as provided in Section 4.8 hereof, and authorizes the Collateral Agent to execute, deliver and perform as its agent, each Note Document to which the Collateral Agent is or is intended to be a party in the capacity as agent (including the power to execute or authorize the execution of financing or similar statements, notices or documents), to take such action as agent on its behalf and to exercise such powers under this Agreement and the Note Documents as are delegated to the Collateral Agent by their terms, together with all such powers as are reasonably incidental thereto. In performing its functions and duties under this Agreement, the Collateral Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with or for the Borrower.

        4.2.    Rights of Collateral Agent. The Collateral Agent, in the Collateral Agent’s capacity as a Lender, shall have the same rights and powers hereunder as any other Lender and may exercise or refrain from exercising the same as though it were not the Collateral Agent. The Collateral Agent may (without having to account to any Lender) consult to, lend money to, and generally engage in any kind of service, trust, financial advisory, fiduciary or other business relationship with the Borrower (including, without limitation, with a representative of the Collateral Agent as a director for the Borrower) as if it were not acting as Collateral Agent, and may accept fees and other consideration therefor without having to account for the same to the Lenders.

        4.3.    Scope of Duties; Liability.

            4.3.1     Subject to the terms hereof and of the Note Documents, the Collateral Agent agrees to receive, hold, administer and enforce the Collateral and the Security Agreement, and to foreclose upon, collect and dispose of the Collateral and to apply the proceeds, in such manner and on such terms as are set forth herein, solely for the benefit of the Lenders, and otherwise to perform its duties and obligations as Collateral Agent hereunder and under each Note Document to which it is a party in accordance with their respective terms, provided, however, that the Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Note Documents, and shall not, by reason of this Agreement or any other Note Document, have a fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Collateral Agent. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall in all cases be fully protected in acting, or in refraining from acting, in response to the written consent or request of Lenders holding an aggregate Pro Rata Share of greater than or equal to one-half (0.5); provided, however, that the Collateral Agent need not take any action which in its judgment may expose it to personal liability (unless the Collateral Agent is fully indemnified to its satisfaction, as determined in its sole discretion) or which is contrary to this Agreement, the Note Documents or applicable law; and provided further, however, that any such consent or request described in this sentence to any action or omission shall be binding upon all of the Lenders.

            4.3.2     The Collateral Agent shall not be liable to the Lenders for any action taken or not taken by it in connection with this Agreement with the consent or at the request of Lenders holding an aggregate Pro Rata Share of greater than or equal to one-half (0.5) or in the absence of the Collateral Agent’s gross negligence or willful misconduct. The Collateral Agent shall not be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with this Agreement, the Note Documents or any borrowing by the Borrower, (b) the performance or observance of any covenants or agreements of the Borrower, or the satisfaction of any condition for a borrowing by the Borrower, or (c) the validity, effectiveness, legal enforceability, value or genuineness of this Agreement, any of the Note Documents or any other instrument or writing furnished in connection herewith or the perfection or priority of any lien or security interest under the Security Agreement or otherwise with respect to any property or assets of the Borrower.

            4.3.3     The Collateral Agent shall promptly provide to all of the Lenders copies of all reports, notices or other communications provided by the Borrower to Collateral Agent under the Security Agreement and shall act on behalf of any Lender that so requests for purposes of exercising such Lender’s individual rights under the Security Agreement; provided, however, that the Collateral Agent need not take any such action which in its judgment may expose it to personal liability (unless the Collateral Agent is fully indemnified to its satisfaction by the requesting Lender, as determined in its sole discretion) or which is contrary to this Agreement, the Note Documents or applicable law.

        4.4.    Reliance. The Collateral Agent shall be entitled to rely upon any certificate, notice or other document (including any facsimile or e-mail transmission or any oral communication that is confirmed in writing) believed by the Collateral Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper Person. The Collateral Agent may rely conclusively upon certifications from the Lenders as to the amount of Obligations at any time owing to each of them. The Collateral Agent may employ agents for any reasonable purpose relating to its duties hereunder and may consult with legal counsel (who may be counsel for the Collateral Agent, the Lenders or the Borrower), independent public accountants and other experts selected by the Collateral Agent and shall not be liable to the Lenders (except as to money or other property actually received by it or its authorized agents) for the negligence or misconduct of any such agent selected by it with reasonable care or in good faith or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

        4.5.    Defaults. The Collateral Agent shall not be deemed to have knowledge of the occurrence of any Default or Event of Default, unless the Collateral Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and expressly stating that such notice is a “notice of default”. In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give reasonably prompt written notice thereof to the Lenders and shall provide a copy of such notice to each Lender. Collateral Agent may take such action (but shall be under no obligation whatsoever to do so), or refrain from taking such action with respect thereto, as it shall deem advisable, acting in good faith, in the best interests of the Lenders to prevent waste or other deterioration, diminution in value or other loss of the Collateral. Any Lender giving notice of an Event of Default shall send a copy to each of the Borrower and the Collateral Agent.

        4.6.    Non-Reliance by Lenders. Each Lender acknowledges and agrees that it has not relied on the Collateral Agent or any other Lender in connection with its analysis of the Borrower, the Collateral and the Note Documents and it will continue to make its own analysis and decisions in taking or not taking action under this Agreement or the other Note Documents. The Collateral Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement, the Note Documents or any other documents referred to or provided for herein or to inspect the properties or books of the Borrower. Except as expressly required by the terms and conditions of this Agreement, the Collateral Agent shall have no duty or responsibility to provide any Lender with any information concerning the affairs, financial condition or business of the Borrower which may come into the possession of the Collateral Agent.

        4.7.    Indemnification. The Lenders agree to indemnify the Collateral Agent (to the extent not reimbursed by the Borrower, or not covered by distributions under Section 2 hereof, but without limiting any obligation of the Borrower to make such reimbursement), ratably according to the respective outstanding principal amounts under the Notes of (and the Obligations then owing to) each of the Lenders, from and against any and all claims or liabilities, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of the enforcement by Collateral Agent of this Agreement or the Note Documents or any action taken or omitted by the Collateral Agent under this Agreement or any of the Note Documents at the direction of the Lenders, provided that no Lender shall be liable for any portion of such claims, liabilities, costs, expenses or disbursements resulting from the Collateral Agent’s gross negligence or willful misconduct. Each Lender agrees to reimburse the Collateral Agent promptly upon demand for its Pro Rata Share of any liabilities (including reasonable attorneys’ fees and disbursements) incurred by the Collateral Agent in connection with the preservation of any rights of the Collateral Agent or the Lenders under, or the enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the Note Documents to the extent that the Collateral Agent is not reimbursed for such expenses by the Borrower, or under Section 2; provided, however, that the Collateral Agent shall subsequently reimburse such Lender or Lenders in accordance with the amounts they paid to the extent any of such expenses are subsequently reimbursed by the Borrower.

        4.8.    Resignation, Removal and Replacement. The Collateral Agent may resign as such at any time upon (30) thirty days’ prior written notice to the Borrower and the other Lenders. The Collateral Agent may be removed at any time by the vote of Lenders holding an aggregate Pro Rata Share of greater than or equal to one-half (0.5) for any or no reason. In the event of any such resignation or removal, the Lenders shall, by an instrument in writing delivered to the Borrower and the Collateral Agent appoint a successor, which shall be (a) a Lender, (b) a financial institution organized under the laws of the United States or any state thereof and having a combined capital and surplus of at least $100,000,000, or (c) any financial institution that is a subsidiary of a company having a combined capital and surplus of at least $100,000,000 so long as such company unconditionally guarantees the obligations of such financial institution, as Collateral Agent. Any successor to the Collateral Agent shall execute and deliver to the Borrower and the Lenders an instrument accepting such appointment and thereupon such successor, without further act, deed, conveyance or transfer shall become vested with all of the properties, rights, interests, powers, authorities and obligations of its predecessor hereunder with like effect as if originally named as the Collateral Agent, and the Collateral Agent ceasing to act shall be discharged therefrom. Upon request of such successor, the Borrower and the Collateral Agent ceasing to act shall execute and deliver such instruments of conveyance, assignment and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor all such properties, rights, interests, powers, authorities and obligations. The provisions of this Article 4 shall thereafter remain effective for the Collateral Agent ceasing to act with respect to any actions taken or omitted to be taken by such Collateral Agent while acting as the Collateral Agent.

ARTICLE 5

NEGATIVE COVENANTS OF BORROWER

        For so long as any of the Notes remain outstanding, the Borrower shall not (by amendment, merger, consolidation or otherwise), without first obtaining the written approval of the Lenders holding an aggregate Pro Rata Share of greater than or equal to one-half (0.5), take any of the following actions, as applicable:

        5.1.     authorize, pay or declare a dividend (other than dividends payable solely in Common Stock) on any shares of the capital stock of the Borrower, or otherwise make any distribution on any of its equity securities, other than Permitted Repurchases (as defined below);

        5.2.     authorize or issue, or obligate itself to issue, whether by reclassification, recapitalization, share exchange, merger or otherwise, any other equity security, including any security (other than Series A-1 Convertible Preferred Stock) convertible into or exercisable for any equity security, having rights, preferences or privileges over, or being on a parity with, the Series A-1 Convertible Preferred Stock, with respect to voting (other than the pari passu voting rights of Common Stock), dividends, redemption, conversion, liquidation, registration or preemptive rights or otherwise;

        5.3.     except as approved by the Board of Directors, sell or issue any shares of Common Stock for consideration other than cash;

        5.4.     make any loans; guarantee the debt or performance obligation of any third party; enter into any joint venture, partnership or other strategic relationship; or invest in partially owned subsidiaries in excess of $250,000 in any twelve (12) month period;

        5.5.     create any subsidiary other than a wholly owned subsidiary;

        5.6.     effect any amendment, alteration, repeal or waiver of any provision of the Borrower’s Certificate of Incorporation or Bylaws, whether by merger, consolidation or otherwise, including, without limitation, any increase or decrease in the number of authorized shares of Common Stock and/or Preferred Stock;

        5.7.     (a) be acquired by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Borrower); (b) sell, license, assign or otherwise dispose of all or substantially all of the assets of the Borrower intended to be a disposition of the Borrower’s business, or (c) liquidate or dissolve;

        5.8.     except as approved by the Board of Directors, dispose of more than ten percent (10%) of its assets, other than in the ordinary course of business;

        5.9.     approve or authorize any material alteration or material change in the Borrower’s business;

        5.10.    redeem, purchase or otherwise acquire for value any share or shares of the capital stock of the Borrower; provided, however, that this restriction shall not apply to the repurchase of Common Stock from employees, officers, directors, consultants or other persons performing services for the Borrower or any subsidiary pursuant to agreements under which the Borrower has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or at any price pursuant to the Borrower’s exercise of a right first refusal to repurchase such shares (“Permitted Repurchases”);

        5.11.    enter into any transaction with any of its officers, directors, stockholders or affiliates or any entity in which any officer, director or stockholder of the Borrower, or any of their respective affiliates may have any interest, unless such transaction is in the ordinary course of business on terms no less favorable than those available at such time from non-affiliated parties; or

        5.12.    incur any Indebtedness for Borrowed Money that is not expressly subordinated in payment and priority to the obligations of the Borrower under the Notes (for purposes of this paragraph, “Indebtedness for Borrowed Money” means (a) all obligations (whether interest, principal, fees, penalties or otherwise) of the Borrower for borrowed money, (b) all obligations of the Borrower evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of the Borrower to pay deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of the business of the Borrower, consistent with past practice, (d) all obligations of the Borrower as lessee under capitalized leases that are in excess of $75,000 in the aggregate, and (e) any of the foregoing guaranteed by the Borrower.

ARTICLE 6

GENERAL CONDITIONS

        6.1.    Amendments. No amendment, modification, termination or waiver of any provision of this Agreement or of any of the Note Documents (whether directly, or by amendment to a provision in another document), nor any consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by each of the Collateral Agent and a majority in interest of the Lenders (in accordance with their Pro Rata Shares) and, to the extent such amendment, modification, termination or waiver adversely affects the Borrower, the Borrower. Any amendment, waiver or consent under this Agreement or any of the Note Documents shall be effective only in the specific instance and for the specific purpose for which it is given.

        6.2.    Notices.

            6.2.1     All notices and other communications shall be delivered or sent to Collateral Agent and the Lenders, as applicable, at the respective addresses and numbers for notices set forth on Exhibit A attached hereto or to such other address as may be designated by the Collateral Agent or any Lender by written notice to the other parties in compliance with this Section.

            6.2.2     All such notices and communications shall be either (a) mailed, postage prepaid, either by registered or certified mail, return receipt requested, in which case such notice will be effective on the first to occur of receipt or the third Business Day following the postmark date, (b) delivered by overnight express carrier, marked for overnight delivery and with all overnight delivery charges prepaid, in which case such notice will be effective on the next Business Day following the date on which the notice is consigned for delivery, or (c) given by telephone, e-mail or facsimile transmission, in which case such notice will be effective upon receipt, provided that any such notice shall be confirmed in writing in the manner required in the foregoing clauses (a) and (b). Each notice will be deemed received, even if delivery is refused by the recipient.

        6.3.    Conduct No Waiver: Remedies Cumulative. No course of dealing on the part of the Collateral Agent or any Lender, nor any delay or failure on the part of the Collateral Agent or any Lender in exercising any right, power or privilege shall operate as a waiver of such right, power or privilege or otherwise prejudice the rights or remedies of the Collateral Agent or such Lender; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Collateral Agent or any Lender under this Agreement or any of the Note Documents, is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy granted hereunder or thereunder or now or hereafter existing under.

        6.4.    Expenses. The Borrower shall pay or reimburse the Collateral Agent and, to the extent provided in subpart (d) below, each Lender, for the payment of:

            6.4.1     the reasonable fees and expenses of counsel to the Collateral Agent in connection with advising the Collateral Agent as to its rights and responsibilities with respect thereto, and in connection with any amendments, waivers or consents in connection therewith;

            6.4.2     all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, the Security Agreement, and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay by the Borrower in paying or omitting to pay such taxes or fees;

            6.4.3     all reasonable fees and expenses and other customary charges of the Collateral Agent in connection with its administration and monitoring of the Collateral, including, without limitation, reasonable fees and expenses incurred in connection with the collateral audits performed as described in Section 2.7, and

            6.4.4     all costs and expenses of the Collateral Agent and, following the occurrence and during the continuance of any Default or Event of Default, the Lenders (including, without limitation, reasonable fees and expenses of counsel and whether incurred through negotiations, legal proceedings or otherwise) in connection with any amendment, waiver or enforcement of, or the exercise or preservation of any rights under this Agreement or any of the Note Documents.

        6.5.    Obligations. Each of the Lenders agrees to furnish to the Collateral Agent, at any time and from time to time as requested by the Collateral Agent, a written certification as to the amount of Obligations owing to the Lender, and any other pertinent information with respect to such Obligations, all as the Collateral Agent may reasonably request in connection with its administration of this Agreement.

        6.6.    Invalidated Payments. If any amount distributed by the Collateral Agent to a Lender in accordance with the provisions hereof is subsequently required to be returned or repaid by the Collateral Agent to the Borrower, a guarantor, or any of their respective representatives or successors in interest, whether by court order, settlement of any preference, fraudulent conveyance or similar claim or otherwise, such Lender shall, promptly upon its receipt of notice from the Collateral Agent (which notice shall include copies of any relevant court order or settlement agreement), pay the Collateral Agent such amount with interest (to the extent the Collateral Agent is required to pay interest with respect to such returned or repaid payment), provided, that if any Lender shall fail to promptly pay the Collateral Agent any such amount, the Collateral Agent may deduct such amount from any amounts payable thereafter to such Lender. The obligations of each of the Lenders under this Section shall survive the repayment of the Obligations and the termination of the Note Documents. Nothing contained in this Section shall be deemed to give the Collateral Agent the right to compromise any Obligations owed to any Lender.

        6.7.    Further Assurances. Each Lender agrees to execute and deliver to the others any and all such further instruments and documents and take such further actions as may be reasonably requested, to the end that the respective terms and provisions of this Agreement and the Note Documents may be carried out promptly and fully. Without limiting the generality of the foregoing, each Lender agrees to cooperate fully with each other Lender in authorizing and directing the Collateral Agent to take all actions reasonably necessary or desirable to ensure the preservation or protection of all or any portion of the Collateral, including without limitation, authorizing and directing expenditures by the Collateral Agent in connection therewith and to prepare and file proofs of claim and other pleadings and motions in connection with any insolvency proceeding.

        6.8.    Severability. In case any one or more of the obligations of the Borrower under this Agreement or the Security Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired thereby, and such invalidity, illegality or enforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this Agreement or the Security Agreement in any other jurisdiction.

        6.9.    Waiver of Jury Trial. THE LENDERS, THE COLLATERAL AGENT AND THE BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OBLIGATIONS.

        6.10.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. the Borrower may not assign any of its rights or obligations without the prior written consent of the Collateral Agent and the Lenders, which consent may be withheld in their sole discretion.

        6.11.    Governing Law. This Agreement is a contract made under, an shall be governed by and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, and without giving effect to choice of law principles of such State.

        6.12.    Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Any facsimile signature of this Agreement shall be fully enforceable as if it were an original signature.

        6.13.    Entire Agreement. This Agreement and the Note Documents embody the entire agreement and understanding between and among the Borrower, Lenders and Collateral Agent relating to the specific terms and conditions set forth herein.

        6.14.    Conflict with Other Agreements. The parties agree that in the event of any actual conflict between the provisions of this Agreement and the provisions of any Note Document or any other agreement or instrument, the provisions of the specific Note Document shall control.

        6.15.    Third Party Rights. The terms and conditions of this Agreement are solely for the benefit of the Lenders and the Collateral Agent and their respective successors and assigns, and no other Person (including without limitation the Borrower) shall have any right, remedy, claim, benefit, priority or other interest under, or because of the existence of, this Agreement, whether as third party beneficiary or otherwise.

[SIGNATURES ON FOLLOWING PAGE]

        The parties have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first written above.

BORROWER:
MSO HOLDINGS, INC.
By: /s/ Steven Straus
Steven Straus
Its President
COLLATERAL AGENT:
COMMONWEALTH ASSOCIATES, L.P.
By: /s/ Robert A. O'Sullivan
Name: Robert A. O'Sullivan
Title: CEO/President

MSO HOLDINGS, INC.
INTERCREDITOR AGREEMENT
SIGNATURE PAGE

        The parties have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first written above.

NAME OF LENDER

RICHARD SCHONINGER

/s/ Richard Schoninger

ADDRESS FOR NOTICE

25 Columbus Circle,
Apt 69C
New York, NY 10019
Tel: (917) 853-2954
Fax:

NAME OF LENDER

BRUCE S. SCHONBRAUN

/s/ Bruce S. Schonbraun

ADDRESS FOR NOTICE

c/o The Schonbraun McCann Group LLP
101 Eisenhower Parkway
Roseland, NJ 07068
Attn: Bruce S. Schonbraun
Tel: (973) 364-0400
Fax: (973) 228-3005

NAME OF LENDER

RICHARD O. ULLMAN

/s/ Richard O. Ullman

ADDRESS FOR NOTICE

c/o NVA
1200 Route 46
West Clifton, NJ 07013
Tel: (973) 574-2405
Fax: (973) 574-2404

NAME OF LENDER

TIMOTHY J. OSTROWSKI

/s/ Timothy J. Ostrowski

ADDRESS FOR NOTICE

1525 Sequoia Trail Glenview, IL 60025
Tel: (847) 729-1746
Fax: (847) 729-1746

NAME OF LENDER

FRANK BONVINO

/s/ Frank Bonvino

ADDRESS FOR NOTICE

2506 Sandy Creek Drive
Westlake Village, CA 91361
Tel: (818) 991-9811
Fax: (818) 889-4064

NAME OF LENDER

TERRENCE L. MEALY

/s/ Terrence L. Mealy

ADDRESS FOR NOTICE

1821 Briarwood Lane
Muscatine, IA 52761
Tel: (563) 263-0804
Fax: (563) 263-0829

NAME OF LENDER

NEW ENGLAND PARTNERS CAPITAL, L.P.
By: NEP Capital, LLC, Its General Partner

      By: /s/ John Rousseau
             Name: John Rousseau
             Title: President

ADDRESS FOR NOTICE

One Boston Place, Suite 3630
Boston, MA 02108
Attn: John Rousseau
Tel: (627) 624-8400
Fax: (627) 624-8416

NAME OF LENDER

LBJ HOLDINGS, LLC
By: HSP Group, Inc., Its Manager

      By: /s/ Brian Potiker
             Name: Brian Potiker
             Title: Vice President

ADDRESS FOR NOTICE

c/o HSP Group, Inc.
3366 N. Torrey Pines Court, Suite 210
La Jolla, CA 92037
Attn: Lonnie Valentino
Tel: (858) 657-9400
Fax: (858) 657-9031

2

NAME OF LENDER

RMC CAPITAL LLC

By: /s/ Michael Acks
       Name: Michael Acks
       Title: President

ADDRESS FOR NOTICE

3291 North Buffalo Drive, Suite 8
Las Vegas, NV 89129
Attn: Michael Acks
Tel: (702) 256-4332
Fax: (702) 256-7209

NAME OF LENDER

MORGAN INVESTORS X
By: Jess S. Morgan & Co., Inc.
       Its Managing General Partner

       By: /s/ Gary Levenstein
       Name: Gary Levenstein
       Title: President, Investment Division

ADDRESS FOR NOTICE

c/o Jess S. Morgan & Co., Inc.
16830 Ventura Blvd., Suite 411
Encino, CA 91436
Attn: Gary Levenstein
Tel: (323) 634-2409
Fax: (818) 783-2175

NAME OF LENDER

SENECA HEALTH PARTNERS, L.P. I
By: Seneca Partners GP, LLC

      By: /s/ Rajesh Kothari
             Name: Rajesh Kothari
             Title: Secretary

ADDRESS FOR NOTICE

c/o Seneca Partners, Inc.
300 Park Street, Suite 400
Birmingham, MI 48009
Attn: Rajesh Kothari
Tel: (248) 723-6650
Fax: (248) 723-6651

NAME OF LENDER

ECHO CAPITAL GROWTH CORPORATION

By: /s/ Paul J. Hill
       Name: Paul J. Hill
       Title: President

3

ADDRESS FOR NOTICE

2000-1874 Scarth Street
Regina, Saskatchewan Canada S4P4B3
Attn: Paul J. Hill
Tel: (306) 777-0600
Fax: (306) 352-7599

NAME OF LENDER

HARVARD DEVELOPMENTS, INC.

By: /s/ Terry Downie
       Name: Terry Downie
       Title: Vice President, Finance

ADDRESS FOR NOTICE

2000-1874 Scarth Street
Regina, Saskatchewan Canada S4P4B3
Attn: Terry Downie
Tel:
Fax:

NAME OF LENDER

RICKY SANDLER

/s/ Ricky Sandler

ADDRESS FOR NOTICE

c/o Eminence Capital, LLC
55 east 55th Street, 25th Floor
New York, NY 10022
Tel: 212-418-2100
Fax: 212-418-2140

NAME OF LENDER

SHEA VENTURES, LLC

By: /s/ Edmund H. Shea, Jr.
       Name: Edmund H. Shea, Jr.
       Title: Manager

ADDRESS FOR NOTICE

655 Brea Canyon Road
Walnut, CA 91789
Attn: Ed Shea
Tel: (909) 594-9500
Fax: (909) 869-0840

NAME OF LENDER

CLK, INC.

By: /s/ Craig L. Krumwiede
       Name: Craig L. Krumwiede
       Title: President

ADDRESS FOR NOTICE

17700 North Pacesetter Way
Scottsdale, AZ 85255
Attn: Craig L. Krumwiede
Tel: (480) 348-1118
Fax: (480) 348-8976

4

NAME OF LENDER

ALBIN F. MOSCHNER

/s/ Albin F. Moschner

ADDRESS FOR NOTICE

660 Northcroft Court
Lake Forest, IL 60045
Tel: (847) 606-1201
Fax: (847) 615-1053

NAME OF LENDER

MARK KUBOW

/s/ Mark Kubow

ADDRESS FOR NOTICE

20743 W. High Ridge Drive
Kildeer, IL 60047
Tel: (847) 550-5018
Fax: (312) 577-0441

NAME OF LENDER

ANGELO J. BUFALINO

/s/ Angelo J. Bufalino

ADDRESS FOR NOTICE

95 E. North Avenue
Lake Forest, IL 60045
Tel: (312) 609-7850
Fax: (312) 609-5005

NAME OF LENDER

CHRISTOPHER J. PERRY

/s/ Christopher J. Perry

ADDRESS FOR NOTICE

830 Hill Road
Winnetka, IL 60093
Tel: (312) 873-7330
Fax: (312) 873-7301

5

NAME OF LENDER

STEVE STRAUS

/s/ Steve Straus

ADDRESS FOR NOTICE

57 E. Laurel Avenue
Lake Forest, IL 60045
Tel:
Fax:

NAME OF LENDER

ALBERT HENRY

/s/ Albert Henry

ADDRESS FOR NOTICE

1265 Loch Lane
Lake Forest, IL 60045
Tel: (847) 971-4061
Fax: (847) 735-9976

MSO HOLDINGS, INC.
INTERCREDITOR AGREEMENT
SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF LENDERS

Name	Address	Principal Amount ($) of Note issued in

		First Closing	Second Closing	Interim Closings	Total

Richard Schoninger	Longwing Real Estate Ventures	$16,965	$37,265		$54,230
	262 Central Park West
	Apt. 6C
	New York, NY 10024

Bruce S. Schonbraun	SAFRIS McCann, LLC	$ 13,585	$ 29,799		$ 43,384
	Bertsky & Co., LLC
	101 Eisnhower Parkway
	Roseland, NJ 07068
	Attn: Susan Miele-Motyka

Richard Ullman	1200 Route 46 West	$50,895	$111,795		$162,690
	Clifton, NJ 07013

Tim Ostrowski	1525 Sequoia Trail	$3,380	$7,466		$10,846
	Glenview, IL 60025

Frank Bonvino	2506 Sandycreek Drive	$6,825	$14,867		$21,692
	Westlake Village, CA 91361

Terrence L. Mealy	1821 Briarwood Lane	$16,965	$37,265		$54,230
	Muscatine, IA 52761

New England Partners	One Boston Place, Suite 3630	$101,855	$223,525		$325,380
Capital, LP	Boston, MA 02108
	Attn: John Rousseau

A-1

		Principal Amount ($) of Note issued in

LBJ Holdings, LLC	3366 N. Torrey Pines Court	$6,825	$14,867	$21,692
	Suite 21
	La Jolla, CA 92037
	Attn: Brian Potiker

RMC Capital	3291 North Buffalo Drive	$33,930	$74,530	$108,460
	Suite 8
	Las Vegas, NV 89129
	Attn: Michael Acks

Morgan Investors X	16830 Ventura Blvd.	$33,930	$74,530	$108,460
	Suite 411
	Encino, CA 91436
	Attn: Gary Levenstein

Seneca Health Partners,	300 Park Street, Suite 400	$54,340	$119,196	$173,530
L.P. I	Birmingham, MI 48009
	Facsimile No.: 248-723-6651
	Attn: Raj Kothari

Echo Capital Growth LP I	2000-1874 Scarth Street	$33,930	$74,530	$108,460
	Regina, SK S4P4B3
	Attn: Paul Hill

Harvard Developments,	2000-1874 Scarth Street	$64,480	$141,579	$206,059
Inc.	Regina, SK S4P4B3
	Attn: Terry Downie

Ricky Sandler	1175 Park Avenue, Apt. 14A	$3,380	$7,466	$10,846
	New York, NY 10128

A-2

		Principal Amount ($) of Note issued in

Shea Ventures, LLC	655 Brea Canyon Road	$169,715	$372,585	$542,300
	Walnut, CA 91789
	Attn: Ed Shea

CLK, Inc.	17700 North Pacesetter Way	$3,380	$7,466	$10,846
	Scottsdale, AZ 85255
	Attn: Craig L. Krumwiede

Al Moschner	660 Northcroft Court	$ 13,585	$ 29,799	$ 43,384
	Lake Forest, IL 60045

Mark Kubow	Navigant Consulting, Inc.	$8,450	$18,665	$27,115
	20743 W. High Ridge Drive
	Kildeer, IL 60047

Angelo Bufalino	95 E. North Avenue	$3,380	$7,466	$10,846
	Lake Forest, IL 60045

Chris Perry	830 Hill Road	$6,825	$14,867	$21,692
	Winnetka, IL 60093

Steve Straus	57 E. Laurel Avenue	$3,380	$7,466	$10,846
	Lake Forest, IL 60045

Al Henry	1265 Loch Lane	$44,205	$97,045	$141,250
	Lake Forest, IL 60045

A-3